Exhibit 10.7
Execution Version
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 3, 2008, among Westwood One, Inc., a Delaware corporation (the “Company”), and Gores Radio Holdings, LLC (together with its designees that are affiliates of The Gores Group, LLC, the “Purchasers").
WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under the Purchase Agreement, dated as of February 25, 2008, among the Company and the Purchasers (the “Purchase Agreement”); and
WHEREAS, pursuant to the Purchase Agreement and concurrently with the execution of this Agreement, the Purchasers are acquiring from the Company shares of the Company’s 7.50% Series A Convertible Preferred Stock, par value $0.01 per share, and warrants to purchase shares of the Company’s common stock, par value $0.01 per share.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the Company and the Purchasers agree as follows:
1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.
“CBS” means CBS Radio Inc.
“CBS Registrable Securities” means the “Registrable Securities” as defined in the CBS Registration Rights Agreement.
“CBS Registration Rights Agreement” means the Registration Rights Agreement by and between the Company and CBS substantially in the form set forth as Exhibit D to the Master Agreement between the Company and CBS contained in the Company’s Definitive Proxy Statement, dated December 21, 2007.
“Holder” means any holder, from time to time, of Registrable Securities.
“Purchaser Request” means a written request from Holders that in the aggregate hold a majority of the Registrable Securities outstanding as of the date of such request.
“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means any Common Stock (including Underlying Shares) issued or issuable to the Purchasers pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, stock dividend or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or similar event with respect to the foregoing; provided, however, that Registrable Securities shall not include any securities a Holder is permitted to sell pursuant to Rule 144 without volume limitations or any other restrictions.
“Registration Statement” means any registration statement to be filed under the Exchange Act, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including pre- and post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“Rule 144,” “Rule 415,” “Rule 424” and “Rule 461” means Rule 144, Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 of the General Rules and Regulations promulgated under the Securities Act and that (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act (or any successor instruction or successor form).
2. Shelf Registration.
(a) If at any time the Company shall receive a Purchaser Request under this Section 2 that the Company file a shelf registration statement under the Securities Act, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and, subject to Section 4 below, shall prepare and file (as expeditiously as practicable, and in any event within 60 days of the receipt of the Purchaser Request) with the Commission a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that the Company shall have no obligation to file a Registration Statement pursuant to this Section 2 for less than the total amount of Registrable Securities then held by the Holders if (based on the current market prices) the remaining Registrable Securities owned by all Holders would not yield gross proceeds of at least $15,000,000. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the

Holders may consent) and shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof, and in any event within 90 days of the filing thereof (or 120 days if the Commission has determined to review the applicable Registration Statement) or if the Company is a Well-Known Seasoned Issuer at time of receipt of a Purchaser Request, Company shall cause the Registration Statement to be filed pursuant to an Automatic Shelf Registration Statement and, subject to Section 4 below, shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until the earliest of (i) the fifth anniversary of the effective date of the Registration Statement, (ii) when all Registrable Securities covered by such Registration Statement have been sold and (iii) the date as of which each Holder is permitted to sell its Registrable Securities pursuant to Rule 144 without volume limitations or any other restrictions (the “Effectiveness Period”).
(b) Subject to Section 4, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that results in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during the Effectiveness Period, unless (i) such action is required by law or the applicable interpretations thereof by the Commission’s staff or (ii) such action is taken by the Company in good faith and for valid business reasons (which shall not include avoidance of its obligations hereunder), provided, that the Company on or prior to 45 days thereafter complies with the requirements of Section 6(j) to the extent permitted by law or interpretation by the Commission’s staff.
3. Demand Underwritten Registration.
(a) If at any time the Company shall receive a Purchaser Request that the Company file a registration statement under the Securities Act or prepare a prospectus supplement to an effective Shelf Registration Statement filed pursuant to Section 2 above in order to effect an underwritten offering, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and, subject to Section 4 below, shall prepare and file (as expeditiously as reasonably practicable, and in any event within 60 days after the date the Company receives the Purchaser Request) a Registration Statement with respect to all Registrable Securities that the Holders request to be registered (which shall be on Form S-3 or other available form designated by the underwriters) and use its reasonable best efforts to (x) cause such Registration Statement to become effective and (y) keep such Registration Statement continuously effective under the Securities Act for a period of not less than 120 days or such shorter period as is necessary to complete the distribution of the Registrable Securities covered by such Registration Statement.
(b) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3(a). In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided below. A majority in interest of the Holders of Registrable

Securities participating in the underwriting shall select the managing underwriter or underwriters in such underwriting subject to the reasonable approval of the Company. All Holders proposing to distribute their securities through such underwriting shall, together with the Company as provided in Section 6(n), enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of such Holders; provided, however, that the Holders (or any of their assignees) shall not be required by the Company to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 3, if the underwriter advises a Holder that marketing factors require a limitation of the number of shares to be underwritten, then the Holder shall so advise the Company and the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among Holders of Registrable Securities that have elected to participate in such underwritten offering and CBS to the extent, but only to the extent, CBS elects to participate in such underwritten offering pursuant to the CBS Registration Rights Agreement, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such Holders and the amount of CBS Registrable Securities held by CBS, until such Holders have included in the underwriting all shares requested by such holders to be included, and (ii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders. Without the consent of a majority in interest of the Holders of Registrable Securities participating in a registration referred to in Section 3(a), no securities other than Registrable Securities and the CBS Registrable Securities shall be covered by such registration if the inclusion of such other securities would result in a reduction of the number of Registrable Securities covered by such registration or included in any underwriting or if, in the opinion of the managing underwriter, the inclusion of such other securities would adversely impact the marketing of such offering.
(c) The Company shall be obligated to effect only four registrations (and only if such registration would include Registrable Securities with an aggregate value of at least $15,000,000, calculated using the stated offering price disclosed on the cover of the final prospectus covering such Registrable Securities) pursuant to a Purchaser Request under this Section 3 (except as provided in the next sentence, an offering that is not consummated and an offering pursuant to Section 2 above shall not be counted for this purpose); provided, that no more than two Purchaser Requests shall be made in any 12-month period. The registration of Registrable Securities under this Section 3 shall not be deemed to have been requested unless such registration becomes effective (provided that if, within 120 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have become effective unless 80% of such Registrable Securities have been sold pursuant to such registration), and if the registration has remained effective for 120 days without such interference such registration shall be deemed to have been requested regardless of whether any of the Registrable Securities are ultimately sold pursuant to such registration. In addition to the foregoing, if CBS participates in a registration of

Registrable Securities under this Section 3, such registration shall not be deemed to have been requested unless 80% of the Registrable Securities originally requested by the Holders to be included in such registration have been sold pursuant to such registration. The Company may grant piggyback registration rights with respect to any registration statement demanded pursuant to this Section 3, provided that any such rights shall be subject to the priority of Holders’ rights under this Section 3.
4. Postponement; Suspension. If at the time a request for registration is made pursuant to Section 2 or Section 3, or at any time during the Effectiveness Period, the Company is in the process of or desires to register securities under the Securities Act for sale by it or has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of the requested Registration Statement, or suspend the use of the Shelf Registration Statement, as the case may be (a) in the case of another registration statement in process, until the filing or abandonment of such registration statement but in no event longer than 105 days, and (b) in the case of a material transaction, for up to 105 days (but the Company shall use its reasonable best efforts to resolve the transaction and file the Registration Statement as soon as practicable); provided, however, that the Company may not utilize this right more than once in any 12-month period.
5. Piggy-Back Registrations.
(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 30 days after mailing of such notice by the Company in accordance with Section 10(g) below, the Company shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have no obligation under this Section 5 to make any offering of its securities, or to complete an offering of its securities that it proposes to make. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this Section 5(a). All Holders requesting to distribute their securities through such underwriting shall, together with the Company as provided in Section 6(n), enter into an underwriting agreement in customary form with the underwriter or underwriters for such underwriting; provided, however, that the Holders (or any of their assignees) shall not be required by the Company to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder.

(b) If the registration under this Section 5 is an underwritten registration on behalf of holders of securities of the Company other than the Holders, and if the underwriter advises the Company that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto. The number of shares, including Registrable Securities, that may be included in the registration and underwriting shall be allocated as follows: (i) first, among holders of securities requesting such registration in proportion (as nearly as practicable) to the amount of registrable securities held by such holders, (ii) second, among all of the Holders of Registrable Securities that have elected to participate in such underwritten offering and CBS, if CBS is not the holder requesting such registration, to the extent, but only to the extent, CBS elects to participate in such underwritten offering pursuant to the CBS Registration Rights Agreement, in proportion (as nearly as practicable) to the amount of Registrable Securities held by such Holders and the amount of CBS Registrable Securities held by CBS and (iii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders.
(c) If the registration under this Section 5 is an underwritten registration on behalf of the Company and if the underwriter advises a Holder that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Holder shall so advise the Company and the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto. The number of shares, including Registrable Securities, that may be included in the registration and underwriting shall be allocated as follows: (i) first, the securities that the Company proposes to sell, (ii) second, among Holders of Registrable Securities that have elected to participate in such underwritten offering and CBS to the extent, but only to the extent, CBS elects to participate in such underwritten offering pursuant to the CBS Registration Rights Agreement, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such holders and the amount of CBS Registrable Securities held by CBS, until such holders have included in the underwriting all shares requested by such holders to be included, and (iii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders.
(d) Each Holder agrees that if a managing underwriter reasonably determines it is necessary in order to effect such underwritten public offering, at such managing underwriter’s request, such Holder will agree not to publicly sell any shares of Registrable Securities that are not included in an underwritten public offering described in this Section 5 for a period, not to exceed the lesser of (a) 120 days and (b) the number of days that the Company, any director or officer or any other selling stockholder is similarly restricted; provided that if any such Person is released from its obligations to not publicly sell, then all Holders shall be released from their obligations under this Section 5(d) to the same extent.
6. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three Trading Days before the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders and Purchaser Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file such a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object.
(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable, and in any event within 15 Trading Days (or 20 Trading Days in the case of initial comments), to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and as promptly as reasonably practicable provide the Holders and Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the applicable Registration Statement as so amended or in such Prospectus as so supplemented.
(c) Notify the Holders of Registrable Securities to be sold and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as expeditiously as reasonably practicable.
(e) Furnish to each Holder and Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
(f) Promptly deliver to each Holder and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to Section 10(f), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(g) In the time and manner required by each Trading Market, if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Holders evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market.
(h) Before any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky Laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.
(i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(j) Upon the occurrence of any event described in Section 6(c)(iv) through (vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(k) Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities, including by making available any documents and information; provided, that the Company will not deliver or make available to any Holder material, nonpublic information unless such Holder specifically requests in advance to receive material, nonpublic information and such Holder executes a nondisclosure agreement reasonably acceptable to the Company.
(l) If Holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including by providing customary legal opinions, comfort letters and indemnification and contribution obligations.
(m) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a Registration Statement that satisfies the requirements of an earnings statement under Section 11(a) of the Securities Act as soon as reasonably practicable after the end of such period.
(n) Enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other customary actions, if any, as Holders holding a majority of the Registrable Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Registrable Securities pursuant to such Registration Statement. If requested by Holders holding a majority of the Registrable Securities being sold, their counsel or the managing underwriters (if any) in connection with such Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and Registrable Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders holding a majority of the Registrable Securities being sold, their counsel of the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72 or any successor accounting standard.
(o) Make reasonably available for inspection during normal business hours at the offices where normally kept by a representative of, and counsel acting for, Holders holding a majority of the Registrable Securities being sold and any underwriter participating in any disposition of Registrable Securities pursuant to such Registration Statement, all relevant financial and other records and pertinent corporate documents and properties of the Company and use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, such counsel or any such underwriter in connection with such Registration Statement, in either case to the extent reasonably requested by such representative, such counsel or underwriter for the purpose of conducting customary due diligence with respect to the Company.

(p) If any broker-dealer registered under the Exchange Act shall underwrite any transfer of Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Rules of Conduct (the “Rules of Conduct”) of the Financial Industry Regulatory Authority (“FINRA”)), whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules of Conduct by (if such Rules of Conduct shall so require) engaging a “qualified independent underwriter” (as defined in such Rules of Conduct) to participate in the preparation of the registration statement relating to such Registrable Securities.
(q) Use its reasonable best efforts to make available executive officers of the Company to participate with the Holders and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.
7. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company. The fees and expenses referred to in the foregoing sentence shall include (a) all registration and filing fees (including fees and expenses (i) with respect to filings required to be made with any Trading Market, (ii) in compliance with applicable state securities or Blue Sky Laws (including fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the Laws of such jurisdictions as requested by the Holders) and (iii) FINRA fees and expenses), (b) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating thereto, (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel and independent registered public accounting firm for the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (e) the reasonable fees and disbursement of one counsel for the Holders; (f) reasonable fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 6(p); and (g) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. The Company shall not be required to pay stock transfer taxes or underwriters’ discounts or commissions related to Registrable Securities. The obligation of the Company to bear the fees and expenses described in clauses (b), (d) and (e) (in the case of (d) and (e), with respect to counsel only) of this Section 7 shall apply whether or not any Registrable Securities are sold pursuant to a Registration Statement; provided, however, that the fees and expenses described in this Section 7 for any supplements or amendments to a Registration Statement or Prospectus solely resulting from a misstatement furnished in writing to the Company for inclusion therein by or on behalf of a Holder shall be borne by such Holder.

Notwithstanding the foregoing, the provisions of this Section 7 shall be deemed amended to the extent necessary to cause these provisions to comply with “blue sky” laws of each state or the securities laws of any jurisdiction in the United States and its territories in which the offering is made.
8. Indemnification.
(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable Law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and before the receipt by such Holder of the Advice contemplated in Section 10(f). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable Law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by or on behalf of such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the engagement of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially adversely prejudiced the Indemnifying Party.
An Indemnified Party shall have the right to engage separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding; (iii) the Indemnifying Party shall have failed promptly to engage counsel reasonably satisfactory to such Indemnified Party in any such Proceeding (in each case, only with respect to such Indemnified Party); or (iv) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its Affiliates, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party or such Affiliates (in which case, under any of clauses (i) through (iv), such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding.
All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder.

(d) Contribution. If a claim for indemnification under Section 8(a) or 8(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount such Holder would otherwise have been required to pay under Section 8(b) had indemnification been available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
The indemnity and contribution agreements contained in this Section are in addition to any liability which any party may have to any other party.
9. Current Public Information. At all times the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144.
10. Miscellaneous.
(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by Law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at Law would be adequate.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by the Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
(c) No Other Registration Rights Agreements. Except for the CBS Registration Rights Agreement and any registration rights on Form S-8 in favor of Thomas F.X. Beusse related to the options granted by the Company to Mr. Beusse under the Stand-Alone Stock Option Agreement, dated as of January 8, 2008, between the Company and Mr. Beusse, neither the Company nor any Subsidiary has previously entered into any contract granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.
(d) No Piggyback on Registrations. Except as and to the extent specified in Schedule 3.1(g) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any contract providing any such right to any of its security holders.
(e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.
(f) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6(c)(iv) through 6(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6(j), or until it is advised in writing (the "Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section before 5:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of sending, if sent by nationally recognized overnight courier service, specifying next business day delivery or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address and facsimile numbers for such notices and communications shall be as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the majority of the Holders. Each Holder may assign its rights and obligations hereunder in the manner and to the extent permitted under the Purchase Agreement; provided that the assignee of such Holders acquires at least 2,000,000 shares of the Common Stock constituting Registrable Securities held by the transferring Holder, and, provided further, that the Company is given written notice by the transferor of such transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. References to a Person are also to its permitted successors and assigns.
(i) Construction. The headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Any contract, statute or rule defined or referred to herein means such contract, statute or rule as from time to time amended, modified or supplemented, including (in the case of contracts) by waiver or consent and (in the case of statutes or rules) by succession of comparable successor statutes or rules and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.
(j) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. If any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(k) Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this agreement or any of the transaction documents or the transactions. If either party shall commence a proceeding to enforce any provisions of this agreement or any transaction document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.
(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by Law.
(m) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor and effects the original intent of the parties as closely as possible, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
(n) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 7 and (in each case) may enforce the provisions of Section 7 directly against the parties with obligations thereunder.
(o) No Limitation on Convertible Securities. Nothing in this Agreement shall operate to limit the right of any Holder to request the registration of Registrable Securities issuable upon conversion, exchange or exercise of securities held by such Holder notwithstanding the fact that at the time of such request, such Holder does not hold the Registrable Securities underlying such securities.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

WESTWOOD ONE, INC.
By:	/s/ David Hillman
	Name:	David Hillman
	Title:	CAO

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[Signature Page to Registration Rights Agreement]

GORES RADIO HOLDINGS, LLC
By:	THE GORES GROUP, LLC, its Manager

By:	/s/ Ian R. Weingarten
	Name:	Ian R. Weingarten
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

Annex A
Plan of Distribution
The selling stockholders, including their pledgees, donees, transferees, beneficiaries or other successors in interest, may from time to time offer some or all of the shares of common stock covered by this prospectus. To the extent required, this prospectus may be amended and supplemented from time to time to describe a specific plan of distribution.
The selling stockholders will not pay any of the costs, expenses and fees in connection with the registration and sale of the shares covered by this prospectus, but they will pay all discounts, commissions or brokers’ fees or fees of similar securities industry professionals and transfer taxes, if any, attributable to sales of the shares. We will not receive any proceeds from the sale of the shares of our common stock covered hereby.
The selling stockholders may sell the shares of common stock covered by this prospectus from time to time, and may also decide not to sell all or any of the shares that they are allowed to sell under this prospectus. The selling stockholders will act independently of us in making decisions regarding the timing, manner and size of each sale. The selling stockholders may sell shares at fixed prices, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at varying prices determined at the time of sale, or at privately negotiated prices. Sales may be made by the selling stockholders in one or more types of transactions, which may include:
•	purchases by underwriters, dealers and agents who may receive compensation in the form of underwriting discounts, concessions or commissions from the selling stockholders and/or the purchasers of the shares for whom they may act as agent;

•	one or more block transactions, including transactions in which the broker or dealer so engaged will attempt to sell the shares of common stock as agent but may position and resell a portion of the block as principal to facilitate the transaction, or in crosses, in which the same broker acts as an agent on both sides of the trade;

•	ordinary brokerage transactions or transactions in which a broker solicits purchases;

•	purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account;

•	the pledge of shares as security for any loan or obligation, including pledges to brokers or dealers who may from time to time effect distributions of the shares or other interests in the shares;

•	short sales or transactions to cover short sales relating to the shares;

•	one or more exchanges or over the counter market transactions;

•	through distribution by a selling stockholder or its successor in interest to its members, partners or shareholders;

•	privately negotiated transactions;

•	the writing of options, whether the options are listed on an options exchange or otherwise;

•	distributions to creditors and equity holders of the selling stockholders; and

•	any combination of the foregoing, or any other available means allowable under applicable law.
A selling stockholder may also resell all or a portion of its securities in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) provided it meets the criteria and conforms to the requirements of Rule 144.
The selling stockholders may enter into sale, forward sale and derivative transactions with third parties, or may sell shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those sale, forward sale or derivative transactions, the third parties may sell shares covered by this prospectus and the applicable prospectus supplement, including in short sale transactions and by issuing securities that are not covered by this prospectus but are exchangeable for or represent beneficial interests in the common stock. The third parties also may use shares received under those sale, forward sale or derivative arrangements or shares pledged by the selling stockholder or borrowed from the selling stockholders or others to settle such third-party sales or to close out any related open borrowings of common stock. The third parties may deliver this prospectus in connection with any such transactions. Any third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment to the registration statement of which this prospectus is a part).
In addition, the selling stockholders may engage in hedging transactions with broker-dealers in connection with distributions of shares or otherwise. In those transactions, broker-dealers may engage in short sales of shares in the course of hedging the positions they assume with selling stockholders. The selling stockholders may also sell shares short and redeliver shares to close out such short positions. The selling stockholders may also enter into option or other transactions with broker-dealers which require the delivery of shares to the broker-dealer. The broker-dealer may then resell or otherwise transfer such shares pursuant to this prospectus. The selling stockholders also may loan or pledge shares, and the borrower or pledgee may sell or otherwise transfer the shares so loaned or pledged pursuant to this prospectus. Such borrower or pledgee also may transfer those shares to investors in our securities or the selling stockholders’ securities or in connection with the offering of other securities not covered by this prospectus.

To the extent necessary, we may amend or supplement this prospectus from time to time to describe a specific plan of distribution. We will file a supplement to this prospectus, if required, upon being notified by the selling stockholders that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, offering or a purchase by a broker or dealer. The applicable prospectus supplement will set forth the specific terms of the offering of securities, including:
•	the number of shares of common stock offered;

•	the price of such shares of common stock;

•	the proceeds to the selling stockholders from the sale of such shares;

•	the names of the underwriters or agents, if any;

•	any underwriting discounts, agency fees or other compensation to underwriters or agents; and

•	any discounts or concessions allowed or paid to dealers.
The selling stockholders may, or may authorize underwriters, dealers and agents to, solicit offers from specified institutions to purchase shares of common stock from the selling stockholders at the public offering price listed in the applicable prospectus supplement. These sales may be made under “delayed delivery contracts” or other purchase contracts that provide for payment and delivery on a specified future date. Any contracts like this will be described in and be subject to the conditions listed in the applicable prospectus supplement.
Broker-dealers or agents may receive compensation in the form of commissions, discounts or concessions from the selling stockholders. Broker-dealers or agents may also receive compensation from the purchasers of shares for whom they act as agents or to whom they sell as principals, or both. Compensation as to a particular broker-dealer might be in excess of customary commissions and will be in amounts to be negotiated in connection with transactions involving shares. In effecting sales, broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in the resales.
In connection with sales of our common stock covered hereby, the selling stockholders and any underwriter, broker-dealer or agent and any other participating broker-dealer that executes sales for the selling stockholders may be deemed to be an “underwriter” within the meaning of the Securities Act. Accordingly, any profits realized by the selling stockholders and any compensation earned by such underwriter, broker-dealer or agent may be deemed to be underwriting discounts and commissions. Because the selling stockholders may be deemed to be “underwriters” under the Securities Act, the selling stockholders must deliver this prospectus and any prospectus supplement in the manner required by the Securities Act. This prospectus delivery requirement may be satisfied through the facilities of the New York Stock Exchange in accordance with Rule 153 under the Securities Act.
We and the selling stockholders have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. In addition, we or the selling stockholders may agree to indemnify any underwriters, broker-dealers and agents against or contribute to any payments the underwriters, broker-dealers or agents may be required to make with respect to, civil liabilities, including liabilities under the Securities Act. Underwriters, broker-dealers and agents and their affiliates are permitted to be customers of, engage in transactions with, or perform services for us and our affiliates or the selling stockholders or their affiliates in the ordinary course of business.

The selling stockholders will be subject to applicable provisions of Regulation M of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, which provisions may limit the timing of purchases and sales of any of the shares of our common stock by the selling stockholders. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. These restrictions may affect the marketability of such shares.
In order to comply with applicable securities laws of some states, the shares may be sold in those jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available. In addition, any shares of a selling stockholder covered by this prospectus that qualify for sale pursuant to Rule 144 under the Securities Act may be sold in open market transactions under Rule 144 rather than pursuant to this prospectus.
In connection with an offering of common stock under this prospectus, the underwriters may purchase and sell securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of securities than they are required to purchase in an offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the securities while an offering is in progress.
The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the underwriters have repurchased securities sold by or for the account of that underwriter in stabilizing or short-covering transactions.
These activities by the underwriters may stabilize, maintain or otherwise affect the market price of the common stock offered under this prospectus. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. These transactions may be effected on the New York Stock Exchange or another securities exchange or automated quotation system, or in the over-the-counter market or otherwise.

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